SECURITIES AND EXCHANGE COMMISSION

                         Washington, DC  20549




                               FORM 8-K



                            CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the

                    Securities Exchange Act of 1934



                             June 24, 1997



                            IMC GLOBAL INC.
          (Exact name of registrant as specified in charter)



Delaware                        1-9759             36-3492467
(State or other jurisdiction   (Commission        (IRS Employer
of incorporation)              File Number)     Identification No.)

2100 Sanders Road, Northbrook, IL                     60062
(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code (847) 272-9200

Item 8.  Change in Fiscal Year

     On June 24, 1997, the Board of Directors of IMC Global Inc. (the "Company") voted to change the Company's fiscal year to begin January 1 and end on December 31, effective following the completion of the fiscal year ended June 30, 1997. The Company has been operating under a fiscal year that begins July 1 and ends June 30.

     The Company will file a transition report on Form 10-K for the period ended December 31, 1997. The Company will also file its annual report on Form 10-K for the fiscal year ended June 30, 1997.





                               SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              IMC GLOBAL INC.



                              By MARSCHALL I. SMITH
                                 Marschall I. Smith
                                 Senior Vice President,
                                 Assistant Secretary &
                                 General Counsel


Dated:  June 30, 1997